                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Tax Free High Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund Van Kampen New York Tax Free Income Fund
                        Van Kampen California Tax Free Income Fund*
                        Van Kampen Michigan Tax Free Income Fund*
                        Van Kampen Missouri Tax Free Income Fund*
                        Van Kampen Ohio Tax Free Income Fund*
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                        Van Kampen Short-Term Global Income Fund
                        Van Kampen Strategic Income Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund

                        Van Kampen Great American Companies Fund

                        Van Kampen Growth Fund

                        Van Kampen Mid Cap Value Fund


                        Van Kampen  Prospector Fund

                        Van Kampen Small Cap Value Fund*
                        Van Kampen Utility Fund
                    Van Kampen Equity Trust II
                        Van Kampen Technology Fund*
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity Income Fund
                    Van Kampen Exchange Fund
                    The Explorer Institutional Trust
                          Explorer Institutional Active Core Fund
                          Explorer Institutional Limited Duration Fund

                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Global Managed Assets Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Asset Allocation Portfolio
                        Comstock Portfolio*
                        Domestic Income Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Global Equity Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                        Strategic Stock Portfolio
                        Morgan Stanley Real Estate Securities Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax - Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen U.S. Government Trust for Income
                    Van Kampen World Portfolio Series Trust
                        Van Kampen Global Government Securities Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen Aggressive Equity Fund
                        Van Kampen American Value Fund
                        Van Kampen Asian Growth Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Equity Fund
                        Van Kampen Global Fixed Income Fund
                        Van Kampen Global Franchise Fund
                        Morgan Stanley Government Obligations Money Market Fund Van Kampen Growth and Income Fund II*
                        Van Kampen High Yield & Total Return Fund
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund*
                        Morgan Stanley Money Market Fund
                        Morgan Stanley Tax-Free Money Market Fund*
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund

                          Insured Municipals Income Trust                                           Series 408
                          California Insured Municipals Income Trust                                Series 179
                          Colorado Insured Municipals Income Trust                                  Series 88
                          Connecticut Insured Municipals Income Trust                               Series 38
                          Florida Insured Municipals Income Trust                                   Series 125
                          Georgia Insured Municipals Income Trust                                   Series 88
                          Maryland Investors' Quality Tax-Exempt Trust                              Series 88
                          Michigan Insured Municipals Income Trust                                  Series 154
                          Minnesota Insured Municipals Income Trust                                 Series 62
                          Missouri Insured Municipals Income Trust                                  Series 110
                          New Jersey Insured Municipals Income Trust                                Series 126
                          New York Insured Municipals Income Trust                                  Series 148
                          North Carolina Investors' Quality Tax-Exempt Trust                        Series 96
                          Ohio Insured Municipals Income Trust                                      Series 111
                          Pennsylvania Insured Municipals Income Trust                              Series 241
                          South Carolina Investors' Quality Tax-Exempt Trust                        Series 86
                          Tennessee Insured Municipals Income Trust                                 Series 41
                          Tennessee Investors' Quality Tax-Exempt Trust                             Series 1
                          Virginia Investors' Quality Tax-Exempt Trust                              Series 84
                          Van Kampen American Capital Insured Income Trust                          Series 73
                          Internet Trust                                                            Series 13
                          The Dow SM Strategic 10 Trust                                             March 1999
                                                                                                    Series
                          The Dow SM Strategic 10 Trust                                             March 1999
                                                                                               Traditional Series
                          The Dow SM Strategic 5 Trust                                              March 1999
                                                                                                    Series
                          The Dow SM Strategic 5 Trust                                              March 1999
                                                                                               Traditional Series
                          EAFE Strategic 20 Trust                                                   March 1999 Series

                          EURO Strategic 20 Trust                                                   March 1999 Series

                          Strategic Picks Opportunity Trust                                         March 1999 Series

                          Great International Firms Trust                                           Series 8
                          Dow 30 Index Trust                                                        Series 6
                          Dow 30 Index and Treasury Trust                                           Series 8
                          Baby Boomer Opportunity Trust                                             Series 7
                          Global Energy Trust                                                       Series 8
                          Brand Name Equity Trust                                                   Series 9
                          Edward Jones Select Growth Trust                                          January 1999
                                                                                                    Series
                          Banking Trust                                                             Series 5
                          Morgan Stanley High-Technology 35 Index Trust                             Series 5
                          Health Care Trust                                                         Series 5
                          Telecommunications Trust                                                  Series 5
                          Utility Trust                                                             Series 5

                          Financial Services Trust                                                  Series 4
                          Roaring 2000s Trust                                                       Series 1
                          Roaring 2000s Trust Traditional                                           Series 1
                          Morgan Stanley Euro Tec Trust                                             Series 2
                          Josepthal - Research Series Power Portfolio                               Series 1
                          NatCity - Great American Equities Trust                                   Series 2
                          Wheat First Blue Chip Advantage Trust                                     Series 1
                          Baird - Preferred Income Portfolio                                        Series 1





             * Funds that have not commenced investment operations.